UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  July 17, 2014

 LEO MOTORS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-151381	95-3909667
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

291-1, Hasangok-dong
Hanam City, Gyeonggi-do	465-250
Republic of Korea
(Address of Principal Executive Offices)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 17, 2014, the Board of Directors of Leo Motors, Inc. (the “Company”) appointed Mr. Jeong Youl Choi to serve as the Company’s Chief Financial Officer.  Mr. Choi currently serves as a member of the Company’s Board of Directors.

Mr. Choi joined the Company in January of 2012. Currently, Mr. Choi serves as the Chief Executive Officer of Leo Motors, Co., Ltd., one of the Company’s Korean branches.  Previously, from 2008 through 2012, Mr. Choi worked as an independent financial consultant.  Mr. Choi worked as Chief Executive Officer of Neo Solar, a solar power company, from 2006 to 2007. Mr. Choi was Chief Executive Officer of Good EMG, an entertainment company, from 2007 to 2008. Mr. Choi helped to stage the A1 Grand prix Korea, World Motor Racing Challenge for National team, 2007 while at Good EMG. Mr. Choi received his degree at the Business School of Yonsei University.

On July 23, 2014, the Board of Directors of the Company appointed Mr. Jun Hee Won and Mr. Seok Heo to each serve as members of the Company’s Board of Directors.

Mr. Jun Hee Won joined the Company in 2007 and served as a research engineer until 2010. Beginning in 2010 and until the present, Mr. Won has served as Chief Executive Officer of LGM Co., Ltd., one of the Company’s newly acquired Korean branches. Mr. Won received his Bachelor’s degree in aerospace engineering and electronic engineering from Sejong University and his Master’s degree in converging technology from Hansung University.

Mr. Seok Heo founded and served as Chief Executive Officer of Summer Rain Communication Co., Ltd. From 2004 until 2006 during which time he managed on and off line integrated communication services. In 2008, Mr. Heo co-founded and, until 2011, served as Chief Executive Officer of Templicher Game Studio where he managed and produced on-line gaming systems.  From 2011 until the present time Mr. Heo worked as a freelance programmer.  Mr. Heo received his bachelor’s degree in computer science from Korea Advanced Institute of Science and Technology and his Master’s degree in computer science from Yonsei University.

There is no family relationship between either of Mr. Jun Hee Won or Mr. Seok Heo and any of our other officers and directors.

Except for the aforementioned appointment and actions, there has been no transaction or currently proposed transaction, in which the Company was or is to be a participant and the amount involved exceeds $120,000, and in which Mr. Won or Mr. Heo had or will have a direct or indirect material interest since the beginning of the Company’s last fiscal year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEO MOTORS, INC.

Dated: July 23, 2014	By: /s/ Shi Chul Kang
Shi Chul Kang
Chief Executive Officer By: /s/ Jun Heng Park Jun Heng Park Chief Executive Officer